Exhibit 99.1

CHARLES & COLVARD REPORTS FIRST QUARTER
FISCAL YEAR 2021 FINANCIAL RESULTS

- Generated $7.9 Million in Revenue, an Increase Over Year-Ago Quarter -

- Delivered Strong Gross Margin Performance of 47% -

- Generated Net Income of $874,000 and Earnings per Share of $0.03 -

- Conference Call with Accompanying Slide Presentation Scheduled Today at 4:30 PM ET -

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – November 5, 2020 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized lab created gemstone company specializing in fine jewelry, reported financial results for the quarter ended September 30, 2020 (“First Quarter Fiscal 2021”), with net sales of $7.9 million and net income of $874,000, or $0.03 earnings per diluted share.

“This quarter demonstrated our team’s ability to execute on our plan to drive revenue growth successfully while maintaining a strong gross margin and delivering profitability,” said Don O’Connell, President and CEO of Charles & Colvard. “We expanded our product line with the launch of CaydiaTM, our specially curated assortment of premium lab grown diamonds exclusively available from Charles & Colvard. We rolled out an enhanced website experience that provides more functionality, eliminates complexity and showcases our premium Forever OneTM moissanite gems and our exclusive Caydia lab grown diamonds set in fine jewelry. We also grew our omnichannel retail footprint with the launch of our Moissanite by Charles & Colvard® fine jewelry in 50 Macy’s stores.”

“Our recent product expansion was a natural progression for the business as we were able to utilize existing resources, components, and infrastructure to reach a broader variety of consumers. We believe this now allows us to tap into the estimated $5.2 billion lab grown diamond space. We’ve adapted to changing consumer behavior and continue to remain agile across all functional areas of the business. We are making strategic decisions based on our data in order to drive revenue and growth for the Company. We feel good about the trajectory we’re on given the current environment and will continue to strive to increase our brand equity and shareholder value,” Mr. O’Connell concluded.

Recent Corporate Highlights

•	Launched Caydia™, an exclusive brand of premium lab grown diamonds, available in bridal and fine jewelry styles including engagement rings, wedding bands, earrings, necklaces and bracelets;
•	Expanded Charles & Colvard’s retail partnership with Macy's, the iconic American department store, launching an assortment of moissanite fine jewelry in 50 stores, including flagships Herald Square in New York City, Union Square in San Francisco and State Street in Chicago;

•	Received an annual Design Excellence Award from the Accessories Council, a not-for-profit, international trade organization, winning the Sustainability Award for Charles & Colvard’s Forever One moissanite emerald-cut ring; and
•	Featured in multiple media articles, including Forbes, Women’s Wear Daily, JCK and National Jeweler.

Financial Summary for First Quarter Fiscal 2021
(Quarter Ended September 30, 2020 Compared to Quarter Ended September 30, 2019)

•	Net sales were $7.9 million for the quarter, an increase of 4% compared with $7.6 million in the year-ago quarter.

•	In the Online Channels segment, which consists of e-commerce outlets including charlesandcolvard.com, third-party online marketplaces, drop-ship retail and other pure-play, exclusively e-commerce outlets, net sales totaled $4.5 million, a year over year increase of 21%, representing 56% of total net sales for the quarter, compared with $3.7 million, or 49% of total net sales in the year-ago quarter.

•	In the Traditional segment, which consists of wholesale and brick and mortar customers, net sales totaled $3.5 million, a year over year decrease of 11%, representing 44% of total net sales for the quarter, compared with $3.9 million, or 51% of total net sales, in the year-ago quarter.

•	Finished jewelry net sales were $4.3 million for the quarter, an increase of 12% compared with $3.9 million in the year-ago quarter.

•	Loose jewel net sales were $3.6 million for the quarter, a decrease of 4% compared with $3.8 million in the year-ago quarter.

•	Operating expenses decreased 20% to $2.9 million for the quarter, compared to $3.6 million in the year-ago quarter.

•	Net income was $874,000, or $0.03 earnings per diluted share for the quarter, compared to net income of $207,000, or $0.01 earnings per diluted share, in the year-ago quarter.

•	Weighted average shares outstanding on a diluted basis was 28.8 million for the quarter, compared to 29.2 million in the year-ago quarter.

Financial Position

Cash, cash equivalents and restricted cash totaled $13.9 million as of September 30, 2020, representing a decrease of $0.8 million from $14.6 million as of June 30, 2020. Total inventory was $29.7 million as of September 30, 2020, compared with $30.6 million as of June 30, 2020. Total debt outstanding was $1.0 million as of September 30, 2020 and June 30, 2020.

Investor Conference Call

Charles & Colvard will host an investor conference call and webcast presentation to discuss its financial results for the quarter ended September 30, 2020 (“First Quarter Fiscal Year 2021”) at 4:30 p.m. ET on Thursday, November 5, 2020. The investor conference call and accompanying presentation slides will be webcast live and can be accessed in the Investor Relations section of the Company's website at https://ir.charlesandcolvard.com/events.

To participate via telephone, callers should dial 844-875-6912 (U.S. toll-free) or 412-317-6708 (international) and ask to be connected to the “Charles & Colvard, Ltd. Conference Call” a few minutes before 4:30 p.m. ET on Thursday, November 5, 2020.

A replay of this conference call will be available until November 12, 2020 at 877-344-7529 (U.S. toll-free) or 412-317-0088 (international). The replay conference ID is 10148971. The call will also be available for replay in the Investor Relations section of the Company’s website at https://ir.charlesandcolvard.com/events.

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About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes fine jewelry can be accessible, beautiful and conscientious. Charles & Colvard is the original pioneer of lab-created moissanite, a rare gemstone formed from silicon carbide. The Company brings revolutionary gemstones and jewelry to market through its pinnacle Forever OneTM moissanite brand and its newly introduced CaydiaTM lab grown diamond brand. Consumers seek Charles & Colvard fashion, bridal and fine jewelry because of its exceptional quality, incredible value and shared beliefs in environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, (1) our business, financial condition and results of operations could continue to be adversely affected by an ongoing COVID-19 pandemic and related global economic conditions; (2) our future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) the execution of our business plans could significantly impact our liquidity; (4) our business and our results of operations could be materially adversely affected as a result of general and economic conditions; (5) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; (6) we face intense competition in the worldwide gemstone and jewelry industry; (7) we are subject to certain risks due to our international operations, distribution channels and vendors; (8) our business and our results of operations could be materially adversely affected as a result of our inability to fulfill orders on a timely basis; (9) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (10) we rely on assumptions, estimates, and data to calculate certain of our key metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; (11) our failure to maintain compliance with The Nasdaq Stock Market’s continued listing requirements could result in the delisting of our common stock; (12) we may experience quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; (13) seasonality of our business may adversely affect our net sales and operating income; (14) our operations could be disrupted by natural disasters; (15) our loan, pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act as administered by the U.S. Small Business Administration may not be forgiven or may subject us to

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challenges and investigations regarding qualification for the loan; (16) we may not be able to adequately protect our intellectual property, which could harm the value of our products and brands and adversely affect our business; (17) negative or inaccurate information on social media could adversely impact our brand and reputation; (18) sales of moissanite jewelry could be dependent upon the pricing of precious metals, which is beyond our control; (19) our current customers may potentially perceive us as a competitor in the finished jewelry business; (20) we depend on an exclusive supply agreement, or the Supply Agreement, with Cree, Inc., for substantially all of our silicon carbide, or SiC, crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed; (21) if the e-commerce opportunity changes dramatically or if e-commerce technology or providers change their models, our results of operations may be adversely affected; (22) a failure of our information technology infrastructure or a failure to protect confidential information of our customers and our network against security breaches could adversely impact our business and operations; (23) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer; (24) governmental regulation and oversight might adversely impact our operations; and (25) some anti-takeover provisions of our charter documents may delay or prevent a takeover of our company, in addition to the other risks and uncertainties described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Contacts:

Clint J. Pete, Chief Financial Officer, 919-468-0399, cpete@charlesandcolvard.com

-Financial Tables Follow-

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended September 30,
	2020	2019
Net sales	$7,926,293	$7,608,421
Costs and expenses:
Cost of goods sold	4,196,055	3,876,624
Sales and marketing	1,647,933	2,229,591
General and administrative	1,208,035	1,349,501
Total costs and expenses	7,052,023	7,455,716
Income from operations	874,270	152,705
Other income (expense):
Interest income	3,459	61,379
Interest expense	(2,439)	(142)
Loss on foreign currency exchange	(530)	(538)
Total other income (expense), net	490	60,699
Income before income taxes	874,760	213,404
Income tax expense	(494)	(6,085)
Net Income	$874,266	$207,319

Net income per common share:
Basic	$0.03	$0.01
Diluted	$0.03	$0.01

Weighted average number of shares used in computing net income per common share:
Basic	28,786,910	28,563,688
Diluted	28,839,897	29,222,936

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2020 (unaudited)	June 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$13,756,695	$13,993,032
Restricted cash	105,014	624,202
Accounts receivable, net	1,625,515	670,718
Inventory, net	8,975,998	7,443,257
Prepaid expenses and other assets	1,260,322	1,177,860
Total current assets	25,723,544	23,909,069
Long-term assets:
Inventory, net	20,748,762	23,190,702
Property and equipment, net	969,635	999,061
Intangible assets, net	180,722	170,151
Operating lease right-of-use assets	475,113	584,143
Other assets	50,109	51,461
Total long-term assets	22,424,341	24,995,518
TOTAL ASSETS	$48,147,885	$48,904,587

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,582,538	$3,748,235
Operating lease liabilities	626,763	622,493
Current maturity of long-term debt	386,000	193,000
Accrued expenses and other liabilities	1,496,755	1,922,332
Total current liabilities	5,092,056	6,486,060
Long-term liabilities:
Long-term debt	579,000	772,000
Noncurrent operating lease liabilities	51,190	203,003
Accrued income taxes	8,441	7,947
Total long-term liabilities	638,631	982,950
Total liabilities	5,730,687	7,469,010
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value; 50,000,000 shares authorized; 28,965,660 and 28,949,410 shares issued and outstanding at September 30, 2020 and June 30, 2020, respectively	54,342,864	54,342,864
Additional paid-in capital	25,987,520	25,880,165
Accumulated deficit	(37,913,186)	(38,787,452)
Total shareholders’ equity	42,417,198	41,435,577
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$48,147,885	$48,904,587

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended September 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$874,266	$207,319
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	132,456	124,637
Stock-based compensation	107,355	212,380
Provision for (Recovery of) uncollectible accounts	32,514	(28,000)
Provision for (Recovery of) sales returns	96,000	(31,000)
Inventory write-off	80,000	23,000
Provision for accounts receivable discounts	1,688	12,476
Changes in operating assets and liabilities:
Accounts receivable	(1,084,999)	8,382
Inventory	829,199	(2,254,855)
Prepaid expenses and other assets, net	27,920	(417,147)
Accounts payable	(1,165,697)	1,048,990
Accrued income taxes	494	6,085
Accrued expenses and other liabilities	(573,120)	(135,743)
Net cash used in operating activities	(641,924)	(1,223,476)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(101,459)	(111,317)
Payments for intangible assets	(12,142)	(4,322)
Net cash used in investing activities	(113,601)	(115,639)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock, net of offering costs	-	932,480
Net cash provided by financing activities	-	932,480

NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(755,525)	(406,635)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	14,617,234	13,006,545
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$13,861,709	$12,599,910

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$2,439	$142
Cash paid during the period for income taxes	$3,350	$2,050

Reconciliation to Condensed Consolidated Balance Sheets:	September 30, 2020	June 30, 2020
Cash and cash equivalents	$13,756,695	$13,993,032
Restricted cash	105,014	624,202
CASH, CASH EQUIVALENTS AND RESTRICTED CASH	$13,861,709	$14,617,234

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